UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 12, 2011

POKERTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by PokerTek, Inc., a North Carolina corporation (the “Registrant”), in connection with the items set forth below.

Item 3.02          Unregistered Sales of Equity Securities.

On May 16, 2011, the Registrant issued a press release announcing the completion of a private placement of 506,161 shares of its common stock to accredited investors yielding aggregate proceeds of $648,440. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The investors in the offering included certain of the Registrant’s executives and members of its Board of Directors including Joe Lahti, Mark Roberson, Lyle Berman, James Crawford and Lou White. These affiliates purchased an aggregate of 191,175 shares of common stock at $1.36 per share, the consolidated closing bid price reported on the NASDAQ Capital Market on May 12, 2011. Mr. White cancelled $100,000 of an outstanding note from the Registrant as the consideration for his share purchase.

In addition to the purchases by executives and Board members, non-affiliated accredited investors purchased an aggregate of 314,986 shares of common stock at prices ranging from $1.22 to $1.24 per share, representing a 10% discount from the consolidated closing bid prices reported on the NASDAQ Capital Market on May 12, 2011 and May 13, 2011, respectively, the dates on which individual subscriptions were received.

The private placement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(6) and Rule 506 of Regulation D under the Securities Act. The Registrant relied upon, among other things, representations from the investors that they were “accredited investors” within the meaning of Rule 501(a) under the Securities Act as the basis for the exemptions.

The shares will be issued by the Registrant’s transfer agent as promptly as practicable bearing a restrictive legend. As a result of the private placement, the Registrant has 6,851,070 shares of common stock outstanding as of May 16, 2011.

The information contained in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits

       (d)       Exhibits

       Exhibit No.                   Description of Exhibit

       99.1                               Press release, dated May 16, 2011, announcing the sale of common stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POKERTEK, INC.

Date:	May 16, 2011	By:	/s/ Mark D. Roberson
Mark D. Roberson, Chief Executive Officer and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated May 16, 2011, announcing the sale of common stock

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